Exhibit 21.1
The following is a list of subsidiaries of RPM International Inc.1 as of June 14, 2007.

Jurisdiction of
Name	Incorporation
First Colonial Insurance Company, Inc.	Vermont
First Continental Services Co.	Vermont
RPM Asia Pte. Ltd.	Singapore
Espan Corporation Pte. Ltd.	Singapore
RPM China Pte. Ltd.	Singapore
Magnagro Industries Pte. Ltd.	Singapore
Dryvit Wall Systems (Suzhou) Co. Ltd.	China
RPM Consumer Holding Company	Delaware
DAP Products Inc.[2]	Delaware
DAP Holdings, LLC[3]	Delaware
Gloucester Co., Inc.	Massachusetts
Bondo Corporation	Ohio
Rust-Oleum Corporation[4]	Illinois
Rust-Oleum International, LLC[5]	Delaware
BPAG, Inc.	Delaware
ROC Sales, Inc.	Illinois
Rust-Oleum Sales Company, Inc.	Ohio
Rust-Oleum Service Company	Delaware
The Flecto Company, Inc.[6]	California
Rust-Oleum Japan Corporation	Japan
The Testor Corporation[7]	Ohio
Zinsser Co., Inc. [8]	New Jersey
Zinsser Asia Pacific Pty. Limited	Australia
Zinsser Holdings, LLC[9]	Delaware
Mantrose-Haeuser Co., Inc.	Massachusetts
Modern Masters Inc.	California
Zinsser Divestiture Co., Inc.	New York
RPM Enterprises, Inc.	Delaware
RPM, Inc.[10]	Ohio
American Emulsions Co., Inc.	Georgia
Select Dye & Chemical, Inc.	Georgia
Bondex International, Inc.	Ohio
Chemical Specialties Manufacturing Corporation	Maryland
Day-Glo Color Corp.[11]	Ohio
Dryvit Holdings, Inc.	Delaware
Dryvit Systems, Inc.[12]	Rhode Island
Dryvit Systems USA (Europe) Sp. zo.o.	Poland
Guardian Protection Products, Inc.	Delaware
Kop-Coat, Inc.	Ohio
Kop-Coat New Zealand Limited	New Zealand
Agpro (N.Z.) Limited	New Zealand

Jurisdiction of
Name	Incorporation
RPM Wood Finishes Group, Inc.[13]	Nevada
Chemical Coatings, Inc.	North Carolina
RPM of Mass., Inc.	Massachusetts
Westfield Coatings Corporation	Massachusetts
TCI, Inc.	Georgia
RPM Industrial Holding Company	Delaware
Carboline Company[14]	Delaware
PLB Holdings Inc.	Nevada
A/D Fire Protection Systems Corp.	Nevada
Carboline International Corporation[15]	Delaware
Carboline Dubai Corporation	Missouri
StonCor Africa (Pty.) Ltd.	South Africa
Chemrite Equipment Systems (Pty.) Ltd.	South Africa
StonCor Namibia (Pty.) Ltd.	Namibia
Republic Powdered Metals, Inc. [16]	Ohio
StonCor Group, Inc.[17]	Delaware
Fibergrate Composite Structures Incorporated[18]	Delaware
Stonhard Nederland B.V.	Netherlands
Parklin Management Group, Inc.[19]	New Jersey
Stonhard Agencia en Chile	Chile
StonCor Corrosion Specialists Group Ltda.[20]	Brazil
Tremco Incorporated[21]	Ohio
The Euclid Chemical Company[22]	Ohio
Euclid Chemical International Sales Corp.[23]	Ohio
Grandcourt N.V.[24]	Netherlands Antilles
Redwood Transport, Inc.[25]	Ohio
Paramount Technical Products, Inc.	South Dakota
Tremco illbruck AB	Sweden
Tremco Asia Pacific Pty. Limited	Australia
Tremco Pty. Limited	Australia
Tremco Asia Pte. Ltd.	Singapore
Tremco Barrier Solutions, Inc.[26]	Delaware
Tremco GmbH	Germany
Weatherproofing Technologies, Inc.[27]	Delaware
RSIF International Limited	Ireland
Sierra Performance Coatings, Inc.	California

[1]	RPM International Inc. owns a 14.99% investment interest in Kemrock Industries & Exports Ltd., a publicly traded Indian company traded on the Bombay Stock Exchange.

RPM International Inc. owns 100% of the outstanding voting Common Stock in RPM Funding Corporation, a Delaware corporation. The remaining outstanding shares in RPM Funding Corporation are held as follows: 100% of the outstanding Series A Preferred Stock (non-voting) by Republic Powdered Metals, Inc.; 100% of the outstanding Series B Preferred Stock (non-voting) by DAP Products Inc.; 100% of the outstanding Series C Preferred Stock (non-voting) by

The Euclid Chemical Company; 100% of the outstanding Series D Preferred Stock (non-voting) by Republic Powdered Metals, Inc.; 100% of the outstanding Series E Preferred Stock (non-voting) by Rust-Oleum Corporation; 100% of the outstanding Series F Preferred Stock (non-voting) by The Testor Corporation; 100% of the outstanding Series G Preferred Stock (non-voting) by Tremco Incorporated; 100% of the outstanding Series H Preferred Stock (non-voting) by Weatherproofing Technologies, Inc.; 100% of the outstanding Series I Preferred Stock (non-voting) by Zinsser Co., Inc.; and 100% of the outstanding Series J Preferred Stock (non-voting) by Tremco Barrier Solutions, Inc.

RPM Funding Corporation owns 5% of the outstanding shares in Carboline Norge A/S, a Norwegian corporation. Of the remaining outstanding shares in Carboline Norge A/S, Carboline International Corporation owns 40% and 55% are held by a joint venture partner.

[2]	DAP Products Inc. owns 100% of the outstanding Series B Preferred Stock (non-voting) in RPM Funding Corporation, a Delaware corporation. The remaining outstanding shares in RPM Funding Corporation are held as follows: 100% of the outstanding voting Common Stock by RPM International Inc.; 100% of the outstanding Series A Preferred Stock (non-voting) by Republic Powdered Metals, Inc.; 100% of the outstanding Series C Preferred Stock (non-voting) by The Euclid Chemical Company; 100% of the outstanding Series D Preferred Stock (non-voting) by Republic Powdered Metals, Inc.; 100% of the outstanding Series E Preferred Stock (non-voting) by Rust-Oleum Corporation; 100% of the outstanding Series F Preferred Stock (non-voting) by The Testor Corporation; 100% of the outstanding Series G Preferred Stock (non-voting) by Tremco Incorporated; 100% of the outstanding Series H Preferred Stock (non-voting) by Weatherproofing Technologies, Inc.; 100% of the Outstanding Series I Preferred Stock (non-voting) by Zinsser Co., Inc.; and 100% of the outstanding Series J Preferred Stock (non-voting) by Tremco Barrier Solutions, Inc.

RPM Funding Corporation owns 5% of the outstanding shares in Carboline Norge A/S, a Norwegian corporation. Of the remaining outstanding shares in Carboline Norge A/S, Carboline International Corporation owns 40% and 55% are held by a joint venture partner.

DAP Products Inc. owns 94% of the outstanding shares in Portazul, S.A., a Dominican Republic corporation. The remaining 6% of the outstanding shares in Portazul, S.A. are held by the directors of Portazul, S.A.

[3]	DAP Holdings, LLC owns 100% of the outstanding Common Stock in DAP Brands Company, a Delaware corporation. RPM Canada Company owns 100% of the outstanding Series A Preferred Stock and Series B Preferred Stock in DAP Brands Company.

DAP Holdings, LLC owns 1.60% of the outstanding Common Stock in RPM Holdco Corp., a Delaware Corporation. The remaining outstanding Common Stock in RPM Holdco Corp. is held as follows: Carboline Company 2.93%, Day-Glo Color Corp. 7.33%, Dryvit Systems, Inc. 8.40%, The Euclid Chemical Company 1.27%, RPM Wood Finishes Group, Inc. 5.66%, Rust-Oleum International, LLC 15%, StonCor Group, Inc. 12.87%, Tremco Incorporated 44.67% and Zinsser Holdings, LLC .27%.

DAP Holdings, LLC owns 23.81% of the outstanding Preferred Stock in RPM Holdco Corp., a Delaware Corporation. The remaining outstanding Preferred Stock is held as follows: Rust-Oleum International, LLC 51.54% and Zinsser Holdings, LLC 24.65%.

RPM Holdco Corp. owns 100% of the outstanding shares in RPM Canada Company, a Canadian unlimited liability company. Subsidiaries of RPM Canada Company are listed under Tremco Incorporated footnote.

[4]	Rust-Oleum Corporation owns 95% of the outstanding shares of Rust-Oleum Argentina S.A. The remaining 5% of the outstanding shares of Rust-Oleum Argentina S.A. are held by Rust-Oleum International, LLC.

Rust-Oleum Corporation owns 100% of the outstanding Series E Preferred Stock (non-voting) in RPM Funding Corporation, a Delaware corporation. The remaining outstanding shares in RPM Funding Corporation are held as follows: 100% of the outstanding voting Common Stock by RPM International Inc.; 100% of the outstanding Series A Preferred Stock (non-voting) by Republic Powdered Metals, Inc.; 100% of the outstanding Series B Preferred Stock (non-voting) by DAP Products Inc.; 100% of the outstanding Series C Preferred Stock (non-voting) by The Euclid Chemical Company; 100% of the outstanding Series D Preferred Stock (non-voting) by Republic Powdered Metals, Inc.; 100% of the outstanding Series F Preferred Stock (non-voting) by The Testor Corporation; 100% of the outstanding Series G Preferred Stock (non-voting) by Tremco Incorporated; 100% of the outstanding Series H Preferred Stock (non-voting) by Weatherproofing Technologies, Inc.; 100% of the outstanding Series I Preferred Stock (non-voting) by Zinsser Co., Inc.; and 100% of the outstanding Series J Preferred Stock (non-voting) by Tremco Barrier Solutions, Inc.

RPM Funding Corporation owns 5% of the outstanding shares in Carboline Norge A/S, a Norwegian corporation. Of the remaining outstanding shares in Carboline Norge A/S, Carboline International Corporation owns 40% and 55% are held by a joint venture partner.

[5]	Rust-Oleum International, LLC owns 5% of the outstanding shares of Rust-Oleum Argentina S.A. The remaining 95% of the outstanding shares of Rust-Oleum Argentina S.A. are held by Rust-Oleum Corporation.

Rust-Oleum International, LLC owns 100% of the outstanding Common Stock in Rust-Oleum Brands Company, a Delaware corporation. RPM Canada Company owns 100% of the outstanding Series A Preferred Stock and Series B Preferred Stock in Rust-Oleum Brands Company.

Rust-Oleum International, LLC owns 15% of the outstanding Common Stock in RPM Holdco Corp., a Delaware Corporation. The remaining Common Stock in RPM Holdco Corp. is held as follows: Carboline Company 2.93%, DAP Holdings, LLC 1.60%, Day-Glo Color Corp. 7.33%, Dryvit Systems, Inc. 8.40%, The Euclid Chemical Company 1.27%, RPM Wood Finishes Group, Inc. 5.66%, StonCor Group, Inc. 12.87%, Tremco Incorporated 44.67% and Zinsser Holdings, LLC .27%.

Rust-Oleum International, LLC owns 51.54% of the outstanding Preferred Stock in RPM Holdco Corp., a Delaware Corporation. The remaining outstanding Preferred Stock is held as follows: DAP Holdings, LLC 23.81% and Zinsser Holdings, LLC 24.65%.

RPM Holdco Corp. owns 100% of the outstanding shares in RPM Canada Company, a Canadian unlimited liability company. Subsidiaries of RPM Canada Company are listed under Tremco Incorporated footnote.

[6]	The Flecto Company, Inc. owns 79% of the outstanding shares in Harry A. Crossland Investments, Ltd., a Nevada corporation. The remaining 21% of the outstanding shares in Harry A. Crossland Investments, Ltd. are held by RPM Canada Company.

Harry A. Crossland Investments, Ltd. owns 100% of the outstanding shares in Crossland Distributors Ltd., a Canadian corporation.

[7]	The Testor Corporation owns 100% of the outstanding Series F Preferred Stock (non-voting) in RPM Funding Corporation, a Delaware corporation. The remaining outstanding shares in RPM Funding Corporation are held as follows: 100% of the outstanding voting Common Stock by RPM International Inc.; 100% of the outstanding Series A Preferred Stock (non-voting) by Republic Powdered Metals, Inc.; 100% of the outstanding Series B Preferred Stock (non-voting) by DAP Products Inc.; 100% of the outstanding Series C Preferred Stock (non-voting) by The Euclid Chemical Company; 100% of the outstanding Series D Preferred Stock (non-voting) by Republic Powdered Metals, Inc.; 100% of the outstanding Series E Preferred Stock (non-voting) by Rust-Oleum Corporation; 100% of the outstanding Series G Preferred Stock (non-voting) by Tremco Incorporated; 100% of the outstanding Series H Preferred Stock (non-voting) by Weatherproofing Technologies, Inc.; 100% of the outstanding Series I Preferred Stock (non-voting) by Zinsser Co., Inc.; and 100% of the outstanding Series J Preferred Stock (non-voting) by Tremco Barrier Solutions, Inc.

RPM Funding Corporation owns 5% of the outstanding shares in Carboline Norge A/S, a Norwegian corporation. Of the remaining outstanding shares in Carboline Norge A/S, Carboline International Corporation owns 40% and 55% are held by a joint venture partner.

[8]	Zinsser Co., Inc. owns 100% of the outstanding Series I Preferred Stock (non-voting) in RPM Funding Corporation, a Delaware corporation. The remaining outstanding shares in RPM Funding Corporation are held as follows: 100% of the outstanding voting Common Stock by RPM International Inc.; 100% of the outstanding Series A Preferred Stock (non-voting) by Republic Powdered Metals, Inc.; 100% of the outstanding Series B Preferred Stock (non-voting) by DAP Products Inc.; 100% of the outstanding Series C Preferred Stock (non-voting) by The Euclid Chemical Company; 100% of the outstanding Series D Preferred Stock (non-voting) by Republic Powdered Metals, Inc.; 100% of the outstanding Series E Preferred Stock (non-voting) by Rust-Oleum Corporation; 100% of the outstanding Series F Preferred Stock (non-voting) by The Testor Corporation; 100% of the outstanding Series G Preferred Stock (non-voting) by Tremco Incorporated; 100% of the outstanding Series H Preferred Stock (non-voting) by Weatherproofing Technologies, Inc.; and 100% of the outstanding Series J Preferred Stock (non-voting) by Tremco Barrier Solutions, Inc.

RPM Funding Corporation owns 5% of the outstanding shares in Carboline Norge A/S, a Norwegian corporation. Of the remaining outstanding shares in Carboline Norge A/S, Carboline International Corporation owns 40% and 55% are held by a joint venture partner.

[9]	Zinsser Holdings, LLC owns 100% of the outstanding Common Stock in Zinsser Brands Company, a Delaware corporation. RPM Canada Company owns 100% of the outstanding Series A Preferred Stock and Series B Preferred Stock in Zinsser Brands Company.

Zinsser Holdings, LLC owns .27% of the outstanding Common Stock in RPM Holdco Corp., a Delaware Corporation. The remaining outstanding Common Stock in RPM Holdco Corp. is held as follows: Carboline Company 2.93%, DAP Holdings, LLC 1.60%, Day-Glo Color Corp. 7.33%, Dryvit Systems, Inc. 8.40%, The Euclid Chemical Company 1.27%, RPM Wood Finishes Group, Inc. 5.66%, Rust-Oleum International, LLC 15%, StonCor Group, Inc. 12.87% and Tremco Incorporated 44.67%.

Zinsser Holdings, LLC owns 24.65% of the outstanding Preferred Stock in RPM Holdco Corp., a Delaware Corporation. The remaining outstanding Preferred Stock is held as follows: DAP Holdings, LLC 23.81% and Rust-Oleum International, LLC 51.54%

RPM Holdco Corp. owns 100% of the outstanding shares in RPM Canada Company, a Canadian unlimited liability company. Subsidiaries of RPM Canada Company are listed under Tremco Incorporated footnote.

[10]	RPM, Inc. owns 88% of the outstanding shares in RPM/Lux Consult S.A., a Luxembourg corporation. The remaining 12% of the outstanding shares in RPM/Lux Consult S.A. are held by Tremco Incorporated.

RPM/Lux Consult S.A. owns .20% of the outstanding shares in Monile France S.àr.l., a French corporation. The remaining 99.80% of the outstanding shares in Monile France S.àr.l. are held by RPM/Belgium N.V.

RPM/Lux Consult S.A. owns .96% of the outstanding shares in RPM Europe S.A., a Belgian corporation. The remaining 99.04% of the outstanding shares in RPM Europe S.A. are held by RPM Europe Holdco B.V.

[11]	Day-Glo Color Corp. owns 7.33% of the outstanding shares in RPM Holdco Corp., a Delaware Corporation. The remaining outstanding shares of RPM Holdco Corp. are held as follows: Carboline Company 2.93%, DAP Holdings, LLC 1.60%, Dryvit Systems, Inc. 8.40%, The Euclid Chemical Company 1.27%, RPM Wood Finishes Group, Inc. 5.66%, Rust-Oleum International, LLC 15%, StonCor Group, Inc. 12.87%, Tremco Incorporated 44.67% and Zinsser Holdings, LLC .27%.

RPM Holdco Corp. owns 100% of the outstanding shares in RPM Canada Company, a Canadian unlimited liability company. Subsidiaries of RPM Canada Company are listed under Tremco Incorporated footnote.

Day-Glo Color Corp. owns .32% of the outstanding shares in Radiant Color N.V., a Belgian corporation. The remaining 99.68% of the outstanding shares in Radiant Color N.V. are held by RPM Europe Holdco B.V.

Radiant Color N.V. owns 99.99% of the outstanding shares in Martin Mathys N.V., a Belgian corporation. The remaining .01% of the outstanding shares in Martin Mathys N.V. are held by RPM/Belgium N.V.

Radiant Color N.V. owns 85.71% of the outstanding shares in Carboline Italia S.p.A., an Italian corporation. Of the remaining outstanding shares in Carboline Italia S.p.A., 13.57% are held by RPOW France S.A.S. and .72% are held by RPM Europe Holdco B.V.

Radiant Color N.V. owns 67.86% of the outstanding shares in Ecoloc N.V., a Belgian corporation. The remaining 32.14% of the outstanding shares in Ecoloc N.V. are held by Lock-Tile Belgium N.V.

Radiant Color N.V. owns 99.96% of the outstanding shares in Lock-Tile Belgium N.V., a Belgian corporation. The remaining .04% of the outstanding shares in Lock-Tile Belgium N.V. are held by RPM/Belgium N.V.

[12]	Dryvit Systems, Inc. owns 8.40% of the outstanding shares in RPM Holdco Corp., a Delaware corporation. The remaining outstanding shares in RPM Holdco Corp. are held as follows: Carboline Company 2.93%, DAP Holdings, LLC 1.60%, Day-Glo Color Corp. 7.33%, The Euclid Chemical Company 1.27%, RPM Wood Finishes Group, Inc. 5.66%, Rust-Oleum International, LLC 15%, StonCor Group, Inc. 12.87%, Tremco Incorporated 44.67% and Zinsser Holdings, LLC .27%.

RPM Holdco Corp. owns 100% of the outstanding shares in RPM Canada Company, a Canadian unlimited liability company. Subsidiaries of RPM Canada Company are listed under Tremco Incorporated footnote.

Dryvit Systems, Inc. owns 88% of the outstanding shares in Beijing Dryvit Chemical Building Materials Co., Ltd., a Peoples Republic of China company. The remaining outstanding shares of Beijing Dryvit Chemical Building Materials Co., Ltd. are held by a joint venture partner.

Dryvit Systems, Inc. owns 27.03% in AWCI Insurance Company, Ltd., a Bermuda exempt company. The remaining outstanding shares in AWCI Insurance Company, Ltd. are held by other EIFS manufacturers.

[13]	RPM Wood Finishes Group, Inc. owns 5.66% of the outstanding shares in RPM Holdco Corp., a Delaware corporation. The remaining outstanding shares in RPM Holdco Corp. are held as follows: Carboline Company 2.93%, DAP Holdings, LLC 1.60%, Day-Glo Color Corp. 7.33%, Dryvit Systems, Inc. 8.40%, The Euclid Chemical Company 1.27%, Rust-Oleum International, LLC 15%, StonCor Group, Inc. 12.87%, Tremco Incorporated 44.67% and Zinsser Holdings, LLC .27%.

RPM Holdco Corp. owns 100% of the outstanding shares in RPM Canada Company, a Canadian unlimited liability company. Subsidiaries of RPM Canada Company are listed under Tremco Incorporated footnote.

[14]	Carboline Company owns 2.93% of the outstanding shares in RPM Holdco Corp., a Delaware Corporation. The remaining outstanding shares in RPM Holdco Corp. are held as follows: DAP Holdings, LLC 1.60%, Day-Glo Color Corp. 7.33%, Dryvit Systems, Inc. 8.40%, The Euclid Chemical Company 1.27%, RPM Wood Finishes Group, Inc. 5.66%, Rust-Oleum International, LLC 15%, StonCor Group, Inc. 12.87%, Tremco Incorporated 44.67% and Zinsser Holdings, LLC .27%.

RPM Holdco Corp. owns 100% of the outstanding shares in RPM Canada Company, a Canadian unlimited liability company. Subsidiaries of RPM Canada Company are listed under Tremco Incorporated footnote.

[15]	Carboline International Corporation owns 49% of the outstanding shares in Carboline Korea Ltd.; 40% in Carboline Norge A/S; 49% in StonCor Middle East LLC; 33.33% in Japan Carboline Company Ltd.; and 40% in CDC Carboline (India) Ltd. All outstanding shares of these entities are held by joint venture partners. However, 5% of the outstanding shares in Carboline Norge A/S are held by RPM Funding Corporation.

[16]	Republic Powdered Metals, Inc. owns 100% of the outstanding Series A & D Preferred Stock (non-voting) in RPM Funding Corporation, a Delaware corporation. The remaining outstanding shares in RPM Funding Corporation are held as follows: 100% of the outstanding voting Common Stock by RPM International Inc.; 100% of the outstanding Series B Preferred Stock (non-voting) by DAP Products Inc.; 100% of the outstanding Series C Preferred Stock (non-voting) by The Euclid Chemical Company; 100% of the outstanding Series E Preferred Stock (non-voting) by Rust-Oleum Corporation; 100% of the outstanding Series F Preferred Stock (non-voting) by The Testor Corporation; 100% of the outstanding Series G Preferred Stock (non-voting) by Tremco Incorporated; 100% of the outstanding Series H Preferred Stock (non-voting) by Weatherproofing Technologies, Inc.; 100% of the outstanding Series I Preferred Stock (non-voting) by Zinsser Co., Inc.; and 100% of the outstanding Series J Preferred Stock (non-voting) by Tremco Barrier Solutions, Inc.

RPM Funding Corporation owns 5% of the outstanding shares in Carboline Norge A/S, a Norwegian corporation. Of the remaining outstanding shares in Carboline Norge A/S, Carboline International Corporation owns 40% and 55% are held by a joint venture partner.

[17]	StonCor Group, Inc. owns 12.87% of the outstanding shares in RPM Holdco Corp., a Delaware corporation. The remaining outstanding shares in RPM Holdco Corp. are held as follows: Carboline Company 2.93%, DAP Holdings, LLC 1.60%, Day-Glo Color Corp. 7.33%, Dryvit Systems, Inc. 8.40%, The Euclid Chemical Company 1.27%, RPM Wood Finishes Group, Inc. 5.66%, Rust-Oleum International, LLC 15%, Tremco Incorporated 44.67% and Zinsser Holdings, LLC .27%.

RPM Holdco Corp. owns 100% of the outstanding shares in RPM Canada Company, a Canadian unlimited liability company. Subsidiaries of RPM Canada Company are listed under Tremco Incorporated footnote.

StonCor Group, Inc. owns 95% of the outstanding shares in StonCor South Cone S.A., an Argentine corporation. The remaining 5% of the outstanding shares in StonCor South Cone S.A. are held by Parklin Management Group, Inc.

StonCor Group, Inc. owns 99% of the outstanding shares in Stonhard S.A., a Luxembourg corporation. The remaining 1% of the outstanding shares in Stonhard S.A. are held by Parklin Management Group, Inc.

StonCor Group, Inc. owns 99.55% of the outstanding shares in Grupo StonCor, S.A. de C.V., a Mexican corporation. The remaining .45% of the outstanding shares in Grupo StonCor, S.A. de C.V. are held by Parklin Management Group, Inc.

Grupo StonCor, S.A. de C.V. owns 100% of the outstanding shares in Plasite, S.A. de C.V. Mexico, a Mexican corporation and 100% of the outstanding shares in Grupo StonCor, S.A. de C.V., a Colombian corporation.

Grupo StonCor, S.A. de C.V. owns .1% of the outstanding shares in Corgrate Fiberglass Systems S.A. de C.V., a Mexican corporation The remaining 99.9% of the outstanding shares in Corgrate Fiberglass Systems S.A. de C.V. are held by Fibergrate Composite Structures Incorporated.

StonCor Group, Inc. owns 99.67% of the outstanding shares in Stonhard de Mexico, S.A. de C.V., a Mexican corporation. The remaining .33% of the outstanding shares are held by Parklin Management Group, Inc.

Stonhard de Mexico, S.A. de C.V. owns 99.59% of the outstanding shares in Juárez Inmobiliaria, S.A., a Mexican corporation. Of the remaining .41% outstanding shares in Juárez Inmobiliaria, S.A., .33% are held by Grupo StonCor, S.A. de C.V. and .08% are held by StonCor Group,Inc.

StonCor Group, Inc. owns .01% of the outstanding shares in StonCor Services, Ltda., a Brazilian corporation. The remaining 99.99% of the outstanding shares in StonCor Services, Ltda. are held by StonCor Corrosion Specialists Group Ltda.

[18]	Fibergrate Composite Structures Incorporated owns 99.9% of the outstanding shares in Corgrate Fiberglass Systems S.A. de C.V., a Mexican corporation. The remaining .1% of the outstanding shares in Corgrate Fiberglass Systems S.A. de C.V. are held by Grupo StonCor, S.A. de C.V.

[19]	Parklin Management Group, Inc. owns .875% of the outstanding shares in StonCor (Deutschland) GmbH, a German corporation. Of the remaining 99.125% outstanding shares in StonCor (Deutshland) GmbH, 98.25% are held by RPM Canada, a General Partnership and .875% are held by RPM Canada Company.

StonCor (Deutschland) GmbH owns 100% of the outstanding shares in Alteco Technik GmbH, a German corporation.

Parklin Management Group, Inc. owns .45% of the outstanding shares in Grupo StonCor, S.A. de C.V., a Mexican corporation. The remaining 99.55% of the outstanding shares in Grupo StonCor, S.A. de C.V. are held by StonCor Group, Inc.

Parklin Management Group, Inc. owns .33% of the outstanding shares in Stonhard de Mexico, S.A. de C.V., a Mexican corporation. The remaining 99.67% of the outstanding shares in Stonhard de Mexico, S.A. de C.V. are held by StonCor Group, Inc.

Parklin Management Group, Inc. owns 1% of the outstanding shares in Stonhard S.A., a Luxembourg corporation. The remaining 99% of the outstanding shares in Stonhard S.A. are held by StonCor Group, Inc.

Parklin Management Group, Inc. owns 5% of the outstanding shares in StonCor South Cone S.A., an Argentine corporation. The remaining 95% of the outstanding shares in StonCor South cone S.A. are held by StonCor Group, Inc.

[20]	StonCor Corrosion Specialists Group Ltda. owns 99.99% of the outstanding shares in StonCor Services, Ltda., a Brazilian corporation. The remaining .01% of the outstanding shares in StonCor Services, Ltda. are held by StonCor Group, Inc.

[21]	Tremco Incorporated owns 100% of the outstanding Series G Preferred Stock (non-voting) in RPM Funding Corporation, a Delaware corporation. The remaining outstanding shares in RPM Funding Corporation are held as follows: 100% of the outstanding voting Common Stock by RPM International Inc.; 100% of the outstanding Series A Preferred Stock (non-voting) by Republic Powdered Metals, Inc.; 100% of the outstanding Series B Preferred Stock (non-voting) by DAP Products Inc.; 100% of the outstanding Series C Preferred Stock (non-voting) by The Euclid Chemical Company; 100% of the outstanding Series D Preferred Stock (non-voting) by Republic Powdered Metals, Inc.; 100% of the outstanding Series E Preferred Stock (non-voting) by Rust-Oleum Corporation; 100% of the outstanding Series F Preferred Stock (non-voting) by The Testor Corporation; 100% of the outstanding Series H Preferred Stock (non-voting) by Weatherproofing Technologies, Inc.; 100% of the outstanding Series I Preferred Stock (non-voting) by Zinsser Co., Inc.; and 100% of the outstanding Series J Preferred Stock (non-voting) by Tremco Barrier Solutions, Inc.

RPM Funding Corporation owns 5% of the outstanding shares in Carboline Norge A/S, a Norwegian corporation. Of the remaining outstanding shares in Carboline Norge A/S, Carboline International Corporation owns 40% and 55% are held by a joint venture partner.

Tremco Incorporated owns 44.67% of the outstanding shares in RPM Holdco Corp., a Delaware corporation. The remaining outstanding shares in RPM Holdco Corp. are held as follows: Carboline Company 2.93%, DAP Holdings, LLC 1.60%, Day-Glo Color Corp. 7.33%, Dryvit Systems, Inc. 8.40%, The Euclid Chemical Company 1.27%, RPM Wood Finishes Group, Inc.

5.66%, Rust-Oleum International, LLC 15%, StonCor Group, Inc. 12.87%, and Zinsser Holdings, LLC .27%.

RPM Holdco Corp. owns 100% of the outstanding shares in RPM Canada Company, a Canadian unlimited liability company.

RPM Canada Company owns 100% of the outstanding Series A Preferred Stock and Series B Preferred Stock in DAP Brands Company, a Delaware corporation. DAP Holdings, LLC owns 100% of the outstanding Common Stock in DAP Brands Company.

RPM Canada Company owns 100% of the outstanding Series A Preferred Stock and Series B Preferred Stock in Rust-Oleum Brands Company, a Delaware corporation. Rust-Oleum International, LLC owns 100% of the outstanding Common Stock in Rust-Oleum Brands Company.

RPM Canada Company owns 100% of the outstanding Series A Preferred Stock and Series B Preferred Stock in Zinsser Brands Company, a Delaware corporation. Zinsser Holdings, LLC owns 100% of the outstanding Common Stock in Zinsser Brands Company.

RPM Canada Company owns 100% of the outstanding shares in RPM Canada Investment Company, a Canadian unlimited liability company.

RPM Canada Investment Company owns 100% of the outstanding shares in Permaquik Corporation, a Canadian Corporation.

RPM Canada Company is a 73.77% partner in RPM Canada, a General Partnership, an Ontario partnership. RPM Canada Investment Company is a 26.23% partner in RPM Canada, a General Partnership.

RPM Canada Company owns 21% of the outstanding shares in Harry A. Crossland Investments, Ltd., a Nevada corporation. The remaining 79% of the outstanding shares in Harry A. Crossland Investments, Ltd. are held by The Flecto Company, Inc.

Harry A. Crossland Investments, Ltd. owns 100% of the outstanding shares in Crossland Distributors Ltd., a Canadian corporation.

RPM Canada, a General Partnership owns 100% of the outstanding shares in Euclid Admixture Canada Inc., a Canadian corporation.

RPM Canada, a General Partnership owns 100% of the outstanding shares in A/D Fire Protection Systems Inc., a Canadian corporation.

A/D Fire Protection Systems Inc. owns 50% of the outstanding shares in the following Canadian corporations: Donalco Inc., Donalco Western Inc. and 2926253 Canada Ltd./Ltee. (dba Pro Firestop). The remaining 50% of the outstanding shares are held by non-RPM shareholders.

RPM Canada, a General Partnership owns 99% of the outstanding partnership interest in RPM United Kingdom G.P., a non-registered United Kingdom partnership. The remaining 1% of the outstanding partnership interest in RPM United Kingdom G.P. is held by RPM Canada Investment Company.

RPM United Kingdom G.P. owns 12% of the outstanding shares in RPM Europe Holdco B.V.. a Netherlands corporation. Of the remaining outstanding shares, RPM Canada Company owns 79% and RPM Canada, a General Partnership owns 9%.

RPM United Kingdom G.P. is the sole member of RPM Europe Coöperatief U.A., a Dutch cooperative with excluded liability.

RPM United Kingdom G.P. owns 100% of the outstanding shares in RPM Nova Scotia ULC, a Canadian Corporation.

RPM Europe Coöperatief U.A. owns 100% of the outstanding shares in RPM Germany GmbH, a German corporation and RPM Lux Holdco S.àr.l., a Luxembourg corporation.

RPM Lux Holdco S.àr.l. owns 100% of the outstanding shares in RPM Ireland IP Limited, an Irish corporation.

RPM Germany GmbH owns 100% of the outstanding shares in Compact Technology GmbH and Tremco illbruck International GmbH, both German Corporations.

Tremco illbruck International GmbH owns 100% of the outstanding shares in Tremco illbruck Produktion GmbH, a German Corporation; Tremco illbruck GmbH, an Austrian corporation; Tremco illbruck s.r.o., a Czech Republic corporation; Tremco illbruck Sp. zo.o., a Polish corporation; and illbruck Joints et Systèmes S.A.S., a French corporation.

Tremco illbruck Produktion GmbH is a general partner and Tremco illbruck International GmbH is a limited partner in Tremco illbruck GmbH & Co. KG, a German limited partnership.

Tremco illbruck International GmbH owns 99.75% of the outstanding shares in illbruck Sealant Systems N.V., a Belgian corporation. The remaining .25% of the outstanding shares in illbruck Sealant Systems N.V. are held RPM Germany GmbH, a German corporation.

illbruck Sealant Systems N.V. owns 100% of the outstanding shares in Colcon N.V., a Belgian corporation.

Colcon N.V. owns 100% of the outstanding shares in Colymit N.V. a Belgian corporation.

Colymit N.V. owns 100% of the outstanding shares in Caseko Sealants B.V., a Netherlands corporation.

RPM Canada, a General Partnership owns 100% of the outstanding shares in Tremco illbruck Production Limited, a United Kingdom corporation.

Tremco illbruck Production Limited owns 100% of the outstanding shares in Tremco illbruck OY, a Finnish corporation and 100% of the outstanding shares in Tremco illbruck Limited, illbruck Sealant Systems UK Limited, Tretol Group Limited and Tor Coatings Limited, all UK corporations.

Tremco illbruck OY owns 100% of the outstanding shares in Tremco illbruck ooo, a Russian corporation.

Tretol Group Limited owns 100% of the outstanding shares in Tretol Limited and Tretobond Limited, both United Kingdom corporations.

Tor Coatings Limited owns 100% of the outstanding shares in Ardenbrite Products Limited, Crossco (261) Limited, Crossco (754) Limited, Deancove Limited, Duratec Coatings Consultants Limited, Holdtite Adhesives Limited, Oakdyke Limited and Sandco 953 Limited, all UK corporations.

RPM Canada Company owns 79% of the outstanding shares in RPM Europe Holdco B.V., a Netherlands corporation. Of the remaining 21% of the outstanding shares in RPM Europe Holdco B.V., 9% of the outstanding shares are held by RPM Canada, a General Partnership and 12% are held by RPM United Kingdom G.P.

RPM Europe Holdco B.V. owns .20% of the outstanding shares in illbruck Sealant Systems Production S.A. The remaining 99.80% of the outstanding shares in illbruck Sealant Systems Production S.A. are held by Tremco illbruck Productie B.V.

RPM Europe Holdco B.V. owns 100% of the outstanding shares in Vandex Holding AG, a Swiss corporation.

Vandex Holding AG owns 100% of the outstanding shares in Vandex Isoliermittel-Gesellschaft mbH, a German corporation; Vandex UK Limited, a United Kingdom corporation; Vandex International AG and Vandex AG, both Swiss corporations; and 49% of the outstanding shares in Vandex (USA) LLC, a Pennsylvania corporation. The remaining outstanding shares in Vandex (USA) LLC are held by a joint venture partner.

RPM Europe Holdco B.V. owns 100% of the outstanding shares in Tremco illbruck Productie B.V., Rust-Oleum Netherlands B.V., StonCor Benelux B.V., and Tremco illbruck B.V., all Netherlands corporations, and RPOW U.K. Limited, a United Kingdom corporation.

Tremco illbruck Productie B.V. owns 9.214% of the outstanding shares in PDR GmbH and 8.32% of the outstanding shares in PDR Recycling GmbH & Co. KG, both German corporations. The remaining outstanding shares are held by joint venture partners.

Tremco illbruck Productie B.V. owns 100% of the outstanding shares in Arkelveste B.V., a Netherlands corporation.

Tremco illbruck Productie B.V. owns 99.80% of the outstanding shares in illbruck Sealant Systems Production S.A., a Belgian corporation. The remaining ..20% of the outstanding shares in illbruck Sealant Systems Production S.A. are held by RPM Europe Holdco B.V.

illbruck Sealant Systems Production S.A. owns 100% of the outstanding shares in Eurobond S.A., a Belgian corporation.

RPM Europe Holdco B.V. owns 96.04% of the outstanding shares in RPM/Belgium N.V., a Belgian corporation. The remaining 3.96% of the outstanding shares in RPM/Belgium N.V. are held by Tremco Incorporated.

RPM Europe Holdco B.V. owns 99.68% of the outstanding shares in Radiant Color N.V., a Belgian corporation. The remaining .32% of the outstanding shares in Radiant Color N.V. are held by Day-Glo Color Corp.

Radiant Color N.V. owns 99.99% of the outstanding shares in Martin Mathys N.V., a Belgian corporation. The remaining .01% of the outstanding shares in Martin Mathys N.V. are held by RPM/Belgium N.V.

Radiant Color N.V. owns 85.71% of the outstanding shares in Carboline Italia S.p.A., an Italian corporation. Of the remaining outstanding shares in Carboline Italia S.p.A., 13.57% are held by RPOW France S.A.S. and .72% are held by RPM Europe Holdco B.V.

Radiant Color N.V. owns 67.86% of the outstanding shares in Ecoloc N.V., a Belgian corporation. The remaining 32.14% of the outstanding shares in Ecoloc N.V. are held by Lock-Tile Belgium N.V.

Radiant Color N.V. owns 99.96% of the outstanding shares in Lock-Tile Belgium N.V., a Belgian corporation. The remaining .04% of the outstanding shares in Lock-Tile Belgium N.V. are held by RPM/Belgium N.V.

RPM/Belgium N.V. owns 99.80% of the outstanding shares in Monile France S.àr.l., a French corporation. The remaining .20% of the outstanding shares in Monile France S.àr.l. are held by RPM/Lux Consult S.A.

RPM/Belgium N.V. owns 100% of the outstanding shares in Alteco Chemical-Produtos Quimicos SA, a Portuguese corporation.

RPM Europe Holdco B.V. owns 99% of the outstanding shares in Zinsser Europe N.V., a Belgian corporation. The remaining 1% of the outstanding shares in Zinsser Europe N.V. are held by RPM/Belgium N.V.

RPM Europe Holdco B.V. owns 100% of the outstanding shares in RPOW France S.A.S., a French corporation.

RPM Europe Holdco B.V. owns .72% of the outstanding shares in Carboline Italia S.p.A., an Italian corporation. Of the remaining outstanding shares in Carboline Italia S.p.A., 85.71% are held by Radiant Color N.V. and 13.57% are held by RPOW France S.A.S.

RPM Europe Holdco B.V. owns 99.04% of the outstanding shares in RPM Europe S.A., a Belgian corporation. The remaining .96% of the outstanding shares in RPM Europe S.A. are held by RPM/Lux Consult S.A.

RPOW France S.A.S. owns 13.57% of the outstanding shares in Carboline Italia S.p.A., an Italian corporation. Of the remaining outstanding shares in Carboline Italia S.p.A., 85.71% are held by Radiant Color N.V. and .72% are held by RPM Europe Holdco B.V.

RPOW France S.A.S. owns 100% of the outstanding shares in Carboline France S.A.S., a French corporation.

RPOW France S.A.S. owns 100% of the outstanding shares in Rust-Oleum France S.A.S., a French corporation and Rust-Oleum Mathys Italia S.r.l., an Italian corporation.

RPOW France S.A.S. owns 99.99% of the outstanding shares in Stonhard S.A.S., a French corporation. The remaining .01% of the outstanding shares are held by Rust-Oleum France S.A.S.

Stonhard S.A.S. owns 100% of the outstanding shares in StonCor España SL, a Spanish corporation.

RPOW U.K. Limited owns 100% of the outstanding shares in each of the following United Kingdom corporations: Advanced Construction Materials Limited, Anglo Building Products Limited, Bondo U.K. Limited, Chemspec Europe Limited, Dane Color UK Limited, Dryvit U.K. Limited, Fibergrate Composite Structures Limited, illbruck Holdings Limited, Mantrose U.K. Limited, RPM Holdings UK Limited, Rust-Oleum U.K. Limited, Stonhard U.K. Limited, Timberex International Limited, Watco International Limited and Watco UK Limited.

illbruck Holdings Limited owns 100% of the outstanding shares in Alfas Group Limited, a United Kingdom corporation.

Mantrose U.K. Limited owns 100% of the outstanding shares in Agricoat Industries Limited and Wm. Zinsser Limited, both United Kingdom corporations.

Watco UK Limited owns 100% of the outstanding shares in the following United Kingdom corporations: Industrial Flooring Services Limited, Watco Group Manufacturing Limited and Watco Limited, as well as 100% of the outstanding shares of Watco GmbH, a German corporation and Watco S.àr.l., a French corporation.

RPM Holdings UK Limited owns 100% of the outstanding shares in Dore Holdings Limited, a United Kingdom corporation.

Dore Holdings Limited owns 100% of the outstanding shares in each of Amtred Limited and Nullifire Limited, both United Kingdom corporations.

RPM Canada, a General Partnership, owns 98.25% of the outstanding shares in StonCor (Deutschland) GmbH, a German corporation. The remaining 1.75% of the outstanding shares in StonCor (Deutschland) GmbH are split equally between RPM Canada Company and Parklin Management Group, Inc., each holding .875% of the remaining outstanding shares.

RPM Canada, a General Partnership, owns 100% of Permaquik (UK) Limited, a United Kingdom corporation.

RPM Canada, a General Partnership, owns 77% of the outstanding shares in Permaquik Western Ltd., a Canadian corporation. The remaining 23% of the outstanding shares in Permaquik Western Ltd. are held by a joint venture partner.

Permaquik Western Ltd. owns 66% of the outstanding ownership interest in Permaquik (Shanghai) Waterproofing Materials Co. Ltd., a Peoples Republic of China corporation. The remaining 34% of the outstanding shares in Permaquik Western Ltd. are held by a joint venture partner.

StonCor (Deutschland) GmbH owns 100% of the outstanding shares in Alteco Technik GmbH, a German corporation.

Tremco Incorporated owns 3.96% of the outstanding shares in RPM/Belgium N.V., a Belgian corporation. The remaining 96.04% of the outstanding shares in RPM/Belgium N.V. are held by RPM Europe Holdco B.V.

RPM/Belgium N.V. owns 100% of the outstanding shares in Alteco Chemical-Produtos Quimicos SA, a Portuguese corporation.

RPM/Belgium N.V. owns .01% of the outstanding shares in Martin Mathys N.V., a Belgian corporation. The remaining 99.99% of the outstanding shares in Martin Mathys N.V. are held by Radiant Color N.V.

RPM/Belgium N.V. owns 1% of the outstanding shares in Zinsser Europe N.V., a Belgian corporation. The remaining 99% of the outstanding shares in Zinsser Europe N.V. are held by RPM Europe Holdco B.V.

RPM/Belgium N.V. owns .04% of the outstanding shares in Lock-Tile Belgium N.V., a Belgian corporation. The remaining 99.96% of the outstanding shares in Lock-Tile Belgium N.V. are held by Radiant Color N.V.

Lock-Tile Belgium N.V. owns 32.14% of the outstanding shares in Ecoloc N.V. The remaining 67.86% of the outstanding shares in Ecoloc N.V. are held by Radiant Color N.V.

Tremco Incorporated owns .0025% of the outstanding shares in Toxement S.A., a Colombian corporation. Of the remaining outstanding shares in Toxement S.A., Grandcourt N.V. owns

50.99%, The Euclid Chemical Company owns 49% and Euclid Chemical International Sales Corp, Redwood Transport, Inc. and Weatherproofing Technologies, Inc. each own .0025%.

Tremco Incorporated owns 49% of the outstanding shares in Sime Tremco Sdn. Bhd., a Malaysian corporation. The remaining outstanding shares in Sime Tremco Sdn. Bhd. are held by a joint venture partner.

Sime Tremco Sdn. Bhd. Owns 100% of the outstanding shares in Sime Tremco Specialty Chemicals Sdn. Bhd., a Malaysian corporation.

Tremco Incorporated owns 99.999% of the outstanding shares in Tremco Far East Limited, a Hong Kong corporation. The remaining .001% of the outstanding shares in Tremco Far East Limited are held by a director of Tremco Far East Limited.

Tremco Far East Limited owns 100% of the outstanding shares in Tremco (Malaysia) Sdn. Bhd., a Malaysian corporation and 100% of the outstanding shares in Shanghai Tremco International Trading Co., Ltd., a Chinese corporation.

Tremco Incorporated owns 12% of the outstanding shares in RPM/Lux Consult S.A., a Luxembourg corporation. The remaining 88% of the outstanding shares in RPM/Lux Consult S.A. are held by RPM, Inc.

RPM/Lux Consult S.A. owns .20% of the outstanding shares in Monile France S.àr.l., a French corporation. The remaining 99.80% of the outstanding shares in Monile France S.àr.l. are held by RPM/Belgium N.V.

RPM/Lux Consult S.A. owns .96% of the outstanding shares in RPM Europe S.A., a Belgian corporation. The remaining 99.04% of the outstanding shares in RPM Europe S.A. are held by RPM Europe Holdco B.V.

[22]	The Euclid Chemical Company owns 60% interest in Euco Densit LLC, an Ohio limited liability company. The remaining 40% interest in Euco Densit LLC is held by a joint venture partner.

The Euclid Chemical Company owns 100% of the outstanding Series C Preferred Stock (non-voting) in RPM Funding Corporation, a Delaware corporation. The remaining outstanding shares in RPM Funding Corporation are held as follows: 100% of the outstanding voting Common Stock by RPM International Inc.; 100% of the outstanding Series A Preferred Stock (non-voting) by Republic Powdered Metals, Inc.; 100% of the outstanding Series B Preferred Stock (non-voting) by DAP Products Inc.; 100% of the outstanding Series D Preferred Stock (non-voting) by Republic Powdered Metals, Inc.; 100% of the outstanding Series E Preferred Stock (non-voting) by Rust-Oleum Corporation; 100% of the outstanding Series F Preferred Stock (non-voting) by The Testor Corporation; 100% of the outstanding Series G Preferred Stock (non-voting) by Tremco Incorporated; 100% of the outstanding Series H Preferred Stock (non-voting) by Weatherproofing Technologies, Inc.; 100% of the outstanding Series I Preferred Stock (non-

voting) by Zinsser Co., Inc.; and 100% of the outstanding Series J Preferred Stock (non-voting) by Tremco Barrier Solutions, Inc.

RPM Funding Corporation owns 5% of the outstanding shares in Carboline Norge A/S, a Norwegian corporation. Of the remaining outstanding shares in Carboline Norge A/S, Carboline International Corporation owns 40% and 55% are held by a joint venture partner.

The Euclid Chemical Company owns 1.27% of the outstanding shares in RPM Holdco Corp., a Delaware corporation. The remaining outstanding shares in RPM Holdco Corp. are held as follows: Carboline Company 2.93%, DAP Holdings, LLC 1.60%, Day-Glo Color Corp. 7.33%, Dryvit Systems, Inc. 8.40%, RPM Wood Finishes Group, Inc. 5.66%, Rust-Oleum International, LLC 15%, StonCor Group, Inc. 12.87%, Tremco Incorporated 44.67% and Zinsser Holdings, LLC .27%.

RPM Holdco Corp. owns 100% of the outstanding shares in RPM Canada Company, a Canadian unlimited liability company. Subsidiaries of RPM Canada Company are listed under Tremco Incorporated footnote.

The Euclid Chemical Company owns 99.997% of the outstanding shares in Eucomex S.A. de C.V., a Mexican corporation. The remaining .003% of the outstanding shares in Eucomex S.A. de C.V. are held by Redwood Transport, Inc.

The Euclid Chemical Company owns 49% of the outstanding shares in Toxement S.A., a Colombian corporation. Of the remaining outstanding shares in Toxement S.A., Grandcourt N.V. owns 50.99% and Euclid Chemical International Sales Corp., Redwood Transport, Inc., Tremco Incorporated and Weatherproofing Technologies, Inc. each own .0025%.

[23]	Euclid Chemical International Sales Corp. owns ..0025% of the outstanding shares in Toxement S.A., a Colombian corporation. Of the remaining outstanding shares in Toxement S.A., Grandcourt N.V. owns 50.99%, The Euclid Chemical Company owns 49% and Redwood Transport, Inc., Tremco Incorporated and Weatherproofing Technologies, Inc. each own .0025%.

[24]	Grandcourt N.V. owns 50.99% of the outstanding shares in Toxement S.A., a Colombian corporation. Of the remaining outstanding shares in Toxement S.A., The Euclid Chemical Company owns 49% and Euclid Chemical International Sales Corp., Redwood Transport, Inc., Tremco Incorporated and Weatherproofing Technologies, Inc. each own .0025%.

[25]	Redwood Transport, Inc. owns .003% of the outstanding shares in Eucomex S.A. de C.V., a Mexican corporation. The remaining 99.997% of the outstanding shares in Eucomex S.A. de C.V. are held by The Euclid Chemical Company.

Redwood Transport, Inc. owns .0025% of the outstanding shares in Toxement S.A., a Colombian corporation. Of the remaining outstanding shares in Toxement S.A., Grandcourt N.V. owns 50.99%, The Euclid Chemical Company owns 49% and Euclid Chemical International Sales Corp., Tremco Incorporated and Weatherproofing Technologies, Inc. each own .0025%.

[26]	Tremco Barrier Solutions, Inc. owns 100% of the outstanding Series J Preferred Stock (non-voting) in RPM Funding Corporation, a Delaware corporation. The remaining outstanding shares in RPM Funding Corporation are held as follows: 100% of the outstanding voting Common Stock by RPM International Inc.; 100% of the outstanding Series A Preferred Stock (non-voting) by Republic Powdered Metals, Inc.; 100% of the outstanding Series B Preferred Stock (non-voting) by DAP Products Inc.; 100% of the outstanding Series C Preferred Stock (non-voting) by The Euclid Chemical Company; 100% of the outstanding Series D Preferred Stock (non-voting) by Republic Powdered Metals, Inc.; 100% of the outstanding Series E Preferred Stock (non-voting) by Rust-Oleum Corporation; 100% of the outstanding Series F Preferred Stock (non-voting) by The Testor Corporation; 100% of the outstanding Series G Preferred Stock (non-voting) by Tremco Incorporated; 100% of the outstanding Series I Preferred Stock (non-voting) by Zinsser Co., Inc.; and 100% of the outstanding Series H Preferred Stock (non-voting) by Weatherproofing Technologies, Inc.

RPM Funding Corporation owns 5% of the outstanding shares in Carboline Norge A/S, a Norwegian corporation. Of the remaining outstanding shares in Carboline Norge A/S, Carboline International Corporation owns 40% and 55% are held by a joint venture partner.

[27]	Weatherproofing Technologies, Inc. owns 100% of the outstanding Series H Preferred Stock (non-voting) in RPM Funding Corporation, a Delaware corporation. The remaining outstanding shares in RPM Funding Corporation are held as follows: 100% of the outstanding voting Common Stock by RPM International Inc.; 100% of the outstanding Series A Preferred Stock (non-voting) by Republic Powdered Metals, Inc.; 100% of the outstanding Series B Preferred Stock (non-voting) by DAP Products Inc.; 100% of the outstanding Series C Preferred Stock (non-voting) by The Euclid Chemical Company; 100% of the outstanding Series D Preferred Stock (non-voting) by Republic Powdered Metals, Inc.; 100% of the outstanding Series E Preferred Stock (non-voting) by Rust-Oleum Corporation; 100% of the outstanding Series F Preferred Stock (non-voting) by The Testor Corporation; 100% of the outstanding Series G Preferred Stock (non-voting) by Tremco Incorporated; 100% of the outstanding Series I Preferred Stock (non-voting) by Zinsser Co., Inc.; and 100% of the outstanding Series J Preferred Stock (non-voting) by Tremco Barrier Solutions, Inc.

RPM Funding Corporation owns 5% of the outstanding shares in Carboline Norge A/S, a Norwegian corporation. Of the remaining outstanding shares in Carboline Norge A/S, Carboline International Corporation owns 40% and 55% are held by a joint venture partner.

Weatherproofing Technologies, Inc. owns .0025% of the outstanding shares in Toxement S.A., a Colombian corporation. Of the remaining outstanding shares in Toxement S.A., Grandcourt N.V. owns 50.99%, The Euclid Chemical Company owns 49% and Euclid Chemical International Sales Corp., Redwood Transport, Inc. and Tremco Incorporated each own .0025%.